Exhibit 10.17

Form AASA-01

Rev. 5 (07-00)

Services Agreement

This Services Agreement is made effective as of this 23rd day of December, 2002 between American Airlines, Inc., a Delaware corporation, with its principal place of business at 4333 Amon Carter Blvd., Fort Worth, Texas 76155 (herein “American”), and TRX Fulfillment Services, LLC, a Georgia limited liability company, with its principal place of business at 6 W. Druid Hills Drive, Atlanta, Georgia 30329 (herein “Supplier”).

WHEREAS, the Services provided hereunder are personal services and will be provided by employees of Supplier specifically trained to provide travel ticketing exception services; and

WHEREAS, American and Supplier both acknowledge and agree that Supplier is not providing data processing services hereunder.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Terms and Conditions

1. Services. Subject to the terms and conditions of this Agreement, American agrees to purchase and Supplier agrees to provide the services (the “Services”) set forth in Attachment I of the attached Exhibit A as American may request from time to time. This Agreement guarantees no minimum volume levels; and it is understood and agreed that corporate initiatives by American, the evolution of American’s business or other factors may reduce the volume of Services required from time to time. Supplier will be the sole external provider of Services to American.

2. Charges. In consideration of Supplier’s performance of any Services, American shall pay or cause to be paid to Supplier the charges set forth in Exhibit A. Unless otherwise specified in Exhibit A. at or following completion of any Services, Supplier shall submit to American an invoice for the performance of such Services to the address identified in Exhibit A or such other place as American may advise Supplier in writing. Unless otherwise specified in Exhibit A, payment to Supplier shall be made in U.S. Dollars to the address identified in Exhibit A within * days following American’s receipt of Supplier’s properly documented and verifiable invoice. In the event that American in good faith disputes any invoiced amount(s), within thirty (30) days following receipt of the invoice American will notify Supplier in writing of such disputed amount(s) and submit payment for all undisputed amount(s) in accordance with this Section. The unpaid disputed amount(s) will be resolved by mutual negotiations of American’s Electronic Travel Document Services “eTDS” Manager and Supplier’s Account Executive within thirty (30) days. In the event these negotiations do not result in a resolution of the disputed amount(s) within such thirty (30) day period, American’s Vice President of Reservations and Supplier’s Executive Vice President and General Manager shall use good faith efforts to resolve the matter. No payment by American shall be deemed an acceptance of any Services, and American shall have the right to recover any amounts previously paid in error. Supplier shall ensure that each subcontractor performing Services hereunder will keep such records as Supplier is required to keep and will make the applicable records available to American for audit upon request for up to * following the performance of any Service by the subcontractor.

3. Term. The term of this Agreement (the “Term”) shall commence upon the date set forth in Exhibit A and shall, unless earlier terminated in accordance with the terms hereof or applicable law, end on the date set forth therein. American shall have the right to renew the term of this Agreement as described within Exhibit A. Upon expiration or earlier termination of this Agreement Supplier shall complete all applicable Services in process, American shall pay all charges due to Supplier and each party shall protect and return all of the other party’s applicable property in its possession.

eTDS Exceptions Services Contract – Services Agreement #90-9618

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

4. Representations.

(a) Supplier hereby represents and warrants to American that Supplier is duly organized, validly existing and in good standing and has the power and, authority to execute and deliver, and to perform its obligations under, this Agreement. Supplier’s execution and delivery of this Agreement and the performance of its obligations hereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent documents) or any law, regulation or contractual restriction binding on or affecting Supplier or its property.

(b) This Agreement is Supplier’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c) American hereby represents and warrants to Supplier that American is duly organized, validly existing and in good standing and has the power and, authority to execute and deliver, and to perform its obligations under, this Agreement. American’s execution and delivery of this Agreement and the performance of its obligations hereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent documents) or any law, regulation or contractual restriction binding on or affecting American or its property.

(d) This Agreement is American’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

5. Miscellaneous. In addition to the aforementioned Exhibit A, the attached Exhibit B (American’s Purchase Order Terms and Conditions), are incorporated herein by reference and made a part hereof as if set forth herein in full. In the event of a conflict between the terms and conditions of Exhibit A, the body of this Agreement and Purchase Order Terms and Conditions, the following order of precedence shall apply: such Exhibit A; the body of this Agreement and Exhibit B. This Agreement (including all incorporated Exhibits) is the “Order” referred to in the Purchase Order Terms and Conditions.

6. Severability. In the event any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement will be unimpaired and the invalid, illegal or unenforceable provisions will be replaced by a mutually acceptable and valid provision which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

7. Captions. The captions and headings used in this Agreement (which shall for all purposes be understood to include all exhibits, attachments and similar related documents) are inserted for convenience and reference only, and do not affect the meaning, scope or interpretation of any provision of this Agreement.

8. Entire Agreement. This Agreement contains the entire understanding of the parties hereto in respect to the subject matter contained herein. There are no restrictions, promises, warranties, covenants or undertakings, other than those expressly set forth herein.

9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be deemed effective upon the exchange of facsimile signatures of authorized representatives of the parties. The parties agree to promptly exchange originally executed documents.

eTDS Exceptions Services Contract – Services Agreement #90-9618

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

IN WITNESS WHEREOF, American and Supplier have entered into this Agreement effective as of the date set forth above.

SUPPLIER:		AMERICAN:
TRX FULFILLMENT SERVICES, LLC		AMERICAN AIRLINES, INC.

By:	/s/ Scott Hancock	By:	/s/ John R. MacLean
Scott Hancock, Executive Vice President & General Manager		John R. MacLean, Vice President, Purchasing

eTDS Exceptions Services Contract – Services Agreement #90-9618

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

Exhibit A -

This Exhibit A, is an addendum to the Services Agreement effective as of this 23rd day of December, 2002, between American Airlines, Inc. and TRX Fulfillment Services, LLC.

This Exhibit A, effective as of this 23rd day of December, 2002, is entered into by the undersigned parties pursuant to, and by this reference is hereby made a part of and subject to all of the terms and conditions of, the Services Agreement between such parties referenced above, which terms and conditions (including in particular but without limitation all representations and warranties) are hereby ratified and affirmed). Unless otherwise specified herein all capitalized words or phrases shall be as defined in the Services Agreement.

1.	Location of the Services to be Performed

Unless otherwise hereafter agreed between the parties in writing in good faith, all Services shall be performed by Supplier at Supplier’s Milton, Florida and/or Atlanta, Georgia facilities (hereinafter collectively referred to as “Facility”).

2.	Services and Charges

(a)	Attached hereto, marked Attachment I (Specifications), Attachment II (Pricing Schedule), Attachment III (Implementation/Transition Plan & Timetable), Attachment IV (Service Levels), Attachment V (Reporting), and Attachment VI (Performance Standards) respectively and made a part hereof, are a description of the services (hereinafter called “Services”) to be performed for American by Supplier at the Facility, the charges therefore payable by American, and the standards which shall apply to the Services performed. Supplier hereby agrees to furnish to American at the Facility those services listed in said Attachment I as well as any and all other services which, although not specifically set forth in Attachment I, are generally necessary to ensure full completion of the Services described.

(b)	*

(c)	Supplier shall meet the Service Levels and minimum acceptable performance standards (“MAP Standards”) with respect to the Services, including handling call volumes, customer complaints and errors. The parties hereto agree that such Service Levels and MAP Standards shall be in accordance with Attachments IV and VI to this Exhibit.

(d)	Supplier shall for the duration of this Agreement promptly submit to American, and make available online or electronically, those reports, and at the intervals set forth within and in the forms exhibited as part of Attachment V.

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

(e)	American acknowledges that Supplier is not granting American any right or license to Supplier’s software and that American will obtain no rights therein by virtue of this Agreement.

(f)	In the event American fails to fully perform any obligation under this Agreement, or in the event any deliverable provided by American under this Agreement fails to fully satisfy its essential purpose, and any such failure significantly impacts Supplier’s timely performance of the Services, then for as long as such failure exists, (i) Supplier shall not be responsible for failure to meet the Service Levels or MAP Standards set forth herein, (ii) Supplier shall not be subject to any penalties or be deemed in breach of this Agreement in any way, and (iii) American shall not have any right to terminate this Agreement except pursuant to Section 5(b).

3.	American Software Applications

(a)	American hereby grants Supplier a non-transferable, non-exclusive, worldwide right to access and use the following software applications - * (collectively referred to as the “Application”) at no cost during the Term, as hereafter defined, for the sole purpose of providing Services to American. This right shall be understood to be separate and apart from any other license, grant or right of use which the Supplier may have already been extended by or which Supplier may obtain from the owners of any of the aforesaid software applications or from a third party. The parties agree that any reference to “Application” herein refers only to Supplier’s use of the Application for the Services.

(b)	Supplier shall not utilize the Application to provide services to any third party or otherwise for its own use.

(c)	Supplier shall not directly or indirectly copy or reproduce all or any part of the Application, whether electronically, mechanically or otherwise, in any form including, but not limited to, the copying of presentation, style or organization, without prior written permission from American; provided, however, Supplier may reproduce and distribute to its employees only on an as needed basis any Application output generated from the software specifically described within Paragraph 3 (a) above (the “American Data”).

(d)	Supplier will take reasonable care not to, and shall not intentionally or knowingly, use the Application to post, transmit, distribute, store or destroy any information: (a) in violation of any applicable law, statute, ordinance or regulation; (b) in a manner that will infringe the intellectual property rights of others; (c) that is defamatory or trade libelous, or (d) that contains any viruses, Trojan horses, worms, time bombs, cancel bots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information.

(e)	Supplier shall not violate or attempt to violate the security of the Application.

(f)	Except as provided or allowed by law, Supplier shall not attempt to decipher, decompile, disassemble or reverse engineer any of the software comprising or in any way making up a part of the Application.

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

(g)	For the limited purpose of performing the Services under the Agreement, Supplier may utilize the Application to access “American Data,” any data, including the selection, arrangement and organization of such data, entered, uploaded to the Application or otherwise supplied to Supplier by American and any software and its related documentation, from whatever source, supplied by American to Supplier in connection with this Agreement. With the exception of any applicable third party rights, American shall exclusively own all right, title and interest in American Data, including all copyrights and any other intellectual property rights. Nothing in this Agreement shall be construed as conveying any rights or interest in the American Data to Supplier.

(h)	Supplier shall provide a secure environment for the Application and any hardware and software, including servers, network and data components, to be provided by Supplier, to access Application, as part of its performance under this Agreement in accordance with standard industry practices in order to prevent unauthorized access, use or modification of, and otherwise protect, the Application and the American Data.

(i)	Supplier shall be responsible for all Application maintenance and support to the extent caused by conflicts with Supplier hardware. In the event that third-party support is required for such maintenance and support of the Application, Supplier shall utilize * or a supplier approved in writing in advance by American (which approval shall not be unreasonably withheld), as appropriate, and be responsible for all charges on a time and materials basis. In no event will a supplier be approved unless any confidentiality agreement(s) deemed necessary by American are executed prior to any Application being provided for maintenance and support.

(j)	American represents and warrants to Supplier that American has all rights and power necessary to grant the right to use the Application. Supplier agrees to promptly execute any non-disclosure, consent or other agreement deemed necessary by American or the owner of any Application before the effective date of this Agreement or thereafter, provided Supplier shall not be so obligated should the same be expected to cause more than nominal financial impact or other hardship as reasonably determined by Supplier.

(k)

As of the effective date of this Agreement, American grants to Supplier and only such contractors and subcontractors approved in writing in advance by American, hereunder a non-exclusive, personal, nontransferable, limited, non-assignable, royalty-free right to use the trademark or tradename “American Airlines” (collectively, the “Trademark”), for the sole and limited purpose of performing the Services including answering incoming calls, making outbound callbacks and as otherwise necessary for providing Services pursuant to the terms of the Agreement. Such grant will remain in effect while this Agreement is in effect, but will expire at the expiration or earlier termination of this Agreement. Except as specifically provided above, no right, property, license, permission or interest of any kind in or to the Trademark is or is intended to be given or transferred to or acquired by Supplier by the execution of this Agreement. Supplier understands and acknowledges that American owns the Trademark and that it has no right to alienate the Trademark. Supplier agrees that it shall in no way contest or deny the validity of, or the right or title of American, in or to the Trademark, and shall not encourage or assist others directly or indirectly to do so. Supplier understands that it has no right or permission to use the Trademark for any purpose not expressly stated in this Agreement, and agrees that it shall not utilize the Trademark in any manner that would diminish its value or harm the reputation of American. Supplier shall not use or register

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

any domain name that is identical to or similar to the Trademark. Except as required for performance of the Services, in no event shall Supplier use the Trademark in print without the prior written approval of American as to any layout, artwork, photographs, storyboards and final proofs of any copy which refers to American or the Trademark. American warrants to Supplier that it is the owner of or has the authority to grant the right to use the Trademark which is the subject of the trademark grant set forth in this paragraph 3(k), and that use of the Trademarks by Supplier and all permitted contractors and subcontractors as permitted hereunder will not infringe on any intellectual property or proprietary right of a third party.

(l)	American shall indemnify and hold Supplier, its successors, assigns, agents and customers (for purposes of this section collectively “Supplier”), harmless from any loss, damage or liability that may be incurred by Supplier from any action by a third party based on a claim that the Application and/or a Trademark infringes such third party’s patent or copyright, trademark or other proprietary right and will, at American’s reasonable expense, defend any action, suit or claim in which such infringement is alleged. In the event the Application and/or the Trademark are held in any such action, suit or claim to be infringing and their use enjoined or limited in any manner, American shall, at its expense and option, either (a) procure for Supplier the right to continue use of the Application and/or the Trademark, (b) replace the same with a non-infringing Application and/or Trademark, or (c) modify the Application and/or the Trademark so they become non-infringing. Notwithstanding the foregoing, any unauthorized use of the Trademark by TRX Fulfillment Services, LLC, its successors, assigns or agents shall constitute a material breach of this Agreement and may also constitute an infringement of American’s rights in and to the said Trademark.

(m)	Programming changes for editor, controller and/or spooler identified by Supplier will be made by American, at American’s sole discretion.

4.	Performance Standards

After conclusion of the initial transition period, Supplier will be held accountable for meeting MAP Standards and American Airlines expectation standards on a quarterly basis in the categories of quality, delivery, responsiveness and cost, as set forth in Attachment VI (Performance Standards). If, during any quarterly reporting period, Supplier fails to meet cumulative MAP Standards * or falls below expectation * for combined categories, Supplier must implement a corrective action plan within thirty (30) days to correct the performance failure in categories below satisfactory expectation levels

After implementation of a corrective action plan, or in the event Supplier fails to implement a corrective action plan when required to do so, for each successive failure to meet cumulative MAP Standards during any quarterly reporting period American will be entitled to assess performance penalties as follows:

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

*

Notwithstanding anything within this Paragraph 4 to the contrary, American at all times retains any and all termination rights hereunder (including without limitation, all termination for convenience or termination for cause provisions) and all other rights existing from time to time under law or in equity.

5.	Term and Termination

(a)	The term of this Agreement shall commence on the date executed and continue in full force and effect through December 31, 2007 (the “Term”). American shall have the option to extend the Term for up to three (3) additional two (2) year terms. Exercise of any such option shall be upon at least 120 days advance written notice. Should American exercise any such option (s) the pricing would be as then mutually agreed upon and Sections 5(b) and 5(c) will no longer apply unless renegotiated for additional terms. In the event pricing is not mutually agreed upon within 30 days of such notice, then the Term shall not be extended. Termination of this Agreement for any reason will not relieve or release either party from any rights, liabilities or obligations, including but not limited to payment pursuant to Attachment II, which it has accrued prior to the date of such termination and will be in addition to all other rights available to it under this Agreement or by law or in equity. The immediately preceding sentence shall in no way preclude, supercede or waive any claim, right or defense of any party hereto.

(b)	*

(c)	*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

*

(d)	Termination for Cause - American. If there is a material interruption in Supplier’s performance of the Services hereunder as determined in American’s reasonable discretion, and such persists for more than *, and such interruption is principally caused by the failure of Supplier to perform its obligations hereunder (whether itself or through any of Supplier’s permitted subcontractors) and not to any degree caused by an act or omission of American or a third party other than Supplier’s permitted subcontractors then American will be entitled to terminate this Agreement immediately and to take such other emergency actions as it deems appropriate to restore normal service. If American terminates this Agreement pursuant to the previous sentence and such interruption was not due to a Force Majeure event affecting Supplier or a permitted subcontractor as set forth on Section 12 of this Exhibit A, American may procure from Supplier all of its reasonable costs and reasonable expenses related to transitioning the Services to another provider. All such reasonable costs and reasonable expenses recovered by American shall reduce Supplier’s limitation of liability set forth in Section 10 of Exhibit B. Subject to the foregoing sentences and except as otherwise set forth in this Agreement, American shall further have the right to terminate this Agreement, without prejudice to its right to seek appropriate damages from Supplier for its default, effective upon written notice to Supplier, in the event (a) Supplier does not meet the MAP Standards in accordance with Section 4, (b) subject to Section 5(f), any of Supplier’s material representations or material warranties made herein was untrue at the time given or hereafter becomes untrue, (c) a competitor of AMR Corporation’s passenger or cargo transport subsidiaries or affiliates acquires a controlling percentage of ownership in Supplier or otherwise directly or indirectly acquires managerial control of Supplier, (d) Supplier suspends business operations, makes an assignment for the benefit of creditors, becomes insolvent, is unable to pay their bills as they become due or file or has filed against them a bankruptcy or insolvency proceeding that is not dismissed within thirty (30) days from its filing, or (e) a receiver, liquidator or trustee is appointed for Supplier or any of Supplier’s property. American’s rights and remedies hereunder are cumulative and are in addition to any other rights and remedies American may have at law or in equity.

(e)

Termination for Cause – Supplier. Supplier shall have the right to terminate this Agreement, without prejudice to its right to seek appropriate damages from American for its default, effective upon written notice to American, in the event (a) American fails to perform its material obligations specified in this Agreement or fails to pay Supplier in

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

accordance with Section 6 and such failure is not cured within fifteen (15) days after written notice by Supplier of such default; (b) subject to Section 5(f), any of American’s material representations or warranties made herein was untrue at the time given or hereafter becomes untrue, (c) American suspends business operations, makes an assignment for the benefit of creditors, becomes insolvent, is unable to pay their bills as they become due or file or has filed against them a bankruptcy or insolvency proceeding that is not dismissed within thirty (30) days from its filing, or (d) a receiver, liquidator or trustee is appointed for American or any of American’s property. Supplier’s rights and remedies hereunder are cumulative and are in addition to any other rights or remedies Supplier may have at law or in equity.

(f)	If either party defaults in the performance of its obligations specified in this Agreement, the non-defaulting party will give written notice to the other party, specifying the nature of the default and if such default is not remedied or substantial efforts are not made to remedy such default within thirty (30) days from date of such notice, then the non-defaulting party will have the rights set forth in this Agreement. Notwithstanding the foregoing, except for Sections 5(d)(b) and 5(e)(b), nothing herein shall in any way override or supercede any other provisions specifically providing either party the right to terminate and/or other remedies.

6.	Invoicing and Payments

(a)	American hereby agrees to pay Supplier the fees set forth in Attachment II (Pricing Schedule), Pass-Through Expenses (as set forth in Attachment I - Specifications) and such other amounts as expressly provided for in this Agreement and any Attachment hereto (the “Fees”). * This relief from Service Levels and MAP Standards shall not relieve Supplier of its other responsibilities and obligations hereunder in that month.

(b)	*

(c)	*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

*

(d)	Within 3 business days after the end of each month, American shall provide Supplier with the volume of actual Tickets for such month. Upon receipt of such information Supplier shall provide American with an invoice which will include a statement setting forth the actual Fees for such month (the “Actual Fees”). Supplier will in all instances provide a detailed and verifiable invoice for actual Services provided/incurred during such month. In the event the Actual Fees are greater than the Forecasted Fees, then Supplier will calculate such excess on the invoice and American shall pay such excess. In the event the Forecasted Fees are greater than the Actual Fees indicated on the invoice, then Supplier shall credit such excess to American toward the current month’s Forecasted Fees. Supplier shall send American a detailed and verifiable invoice for Pass-Through Expenses within a reasonable time of incurring such expense but in no event later than the second month following the month incurred.

(e)	Invoices shall be forwarded by one of the following methods:

(1)	By mail to the following address:

AMERICAN AIRLINES

4333 Amon Carter Blvd.

TDS 3444

Fort Worth, TX 76155

Attn: Managing Director, Reservations

(2) Electronically via American’s iPayables system. Supplier will be responsible for coordinating iPayables invoicing setup by contacting American’s disbursement representatives Amy Farris (amy.farris@aa.com or (918) 254-3471) or Erik Dewey (erik.dewey@aa.com or (918) 254-3352).

(f)	Notwithstanding anything herein to the contrary, it is specifically understood and agreed that throughout the term of this Agreement, and thereafter as reasonably necessary for windup of this Agreement, American shall have the right to audit Supplier’s processes, customer service quality (including telephone), and details behind charges invoiced to American. In addition, American shall at all times during the term of this Agreement have the right to maintain an on-site presence at the Facility for the purposes outlined in the foregoing sentence. Supplier, at its expense, shall provide reasonable office space and access to business equipment and all reports and data related to the Services as provided pursuant to this Agreement.

7.	Conduct of Employees

(a)	Without limiting responsibility of the Supplier for the proper conduct of Supplier’s employees, the conduct of Supplier’s employees directly involved in the performance of the Services is to be guided by a general set of rules mutually agreed upon between American and Supplier, as well as such other special rules and regulations as shall be agreed upon from time to time.

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

(b)	Supplier further agrees that the Services provided hereunder shall be performed by qualified and efficient employees, in conformity with established practices and standards with respect to the Services as may be prescribed by American from time to time. The Supplier further agrees that, upon request of the designated representative of American, it will remove from service hereunder any of Supplier employees who in the opinion of American are guilty of any improper conduct, or who are not qualified to perform such services as are set forth herein.

(c)	While at the Facility, American’s employees shall (i) comply with reasonable requests, standard rules and regulations of Supplier provided by Supplier regarding personal and professional conduct (including, but not limited to, adhering to Supplier’s regulations and general safety practices and procedures) generally applicable to such Facility and (ii) otherwise conduct themselves in a businesslike manner.

8.	General Supervision

Supplier shall be responsible for the direct supervision of Supplier employees, agents and representatives, at no additional cost, and a representative of the Supplier shall be available at all times during the hours of operation set forth in Attachment I, for consultation with a representative of American with respect to the Services to be rendered hereunder. American shall be responsible for the direct supervision of American employees, agents and representatives, at no additional cost, and a representative of American shall be available at all times during American’s reservation center hours of operation for consultation with a representative of Supplier with respect to the Services to be rendered hereunder.

9.	Notices

Any notice or communication required or permitted to be given hereunder shall be deemed to be duly given if sent by Certified Mail return receipt requested, or by written telegraphic means with positive answerback, addressed to the respective parties as follows:

(i)	To American: AMERICAN AIRLINES, INC.

P.O. Box 619616, MD5223

Dallas/Ft Worth Airport, TX 75261-9616

Attn: Commodity Manager – HDQ

Fax: 817-931-6947

(ii)	With copy to: American Airlines, Inc.

4333 Amon Carter Blvd.

TDS 3444

Ft Worth, TX 76155

Attn: Managing Director, Reservations

Fax: 817-931-2399

(iii)	To Supplier: TRX Fulfillment Services, LLC

6 West Druid Hills Drive

Atlanta, Georgia 30329

Attn: Scott Hancock

Fax: 404-929-6146

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

or to any other place, or to the attention of any other person, as either party may from time to time specify by written notice to the other.

10.	Insurance

(a)	Supplier, at its sole cost and expense, shall procure and maintain during the term of this Agreement and for a period of three (3) years thereafter, with insurers of recognized financial responsibility, the following insurance (subject to Section 10(b)), naming American as additional insured and/or loss payee as the case may be:

(i)	Workers Compensation Statutory Limits

Employers liability                 *

(ii)	Commercial General Liability-with a minimum amount of not less than * which shall include, but not by way of limitation, products liability.

(iii)	Blanket Crime coverage including fidelity bond with a minimum amount of not less than *

(iv)	Travel Agents Errors and Omissions coverage with a minimum amount of not less than * each occurrence and a deductible of *

(v)	Technology Errors and Omissions coverage with a minimum amount of not less than * each occurrence and a deductible of *

(b)	The foregoing insurance limits may be increased by Supplier from time to time but not decreased below the above limits. In the event Supplier increases its insurance limits whether for purposes of any other contract, or otherwise, the above insurance limits shall be similarly increased until the earlier of the termination of such increase or three (3) years after the term of this Agreement. After April 30, 2003, Supplier may increase or decrease the deductibles set forth above. Any decrease of insurance limits pursuant to this Section 10(b) shall not be an adverse change.

11.	Disaster Recovery

Supplier shall provide to the reasonable satisfaction of American a disaster recovery plan for the Services (the “Disaster Recovery Plan”) prior to the effective date of this Agreement. Supplier will implement the Disaster Recovery Plan as needed and will so advise American in writing as promptly as possible of such implementation. Upon notification of implementation of the Disaster Recovery Plan or as otherwise agreed in the Disaster Recovery Plan, American will perform its obligations as set forth in the plan.

12.	Force Majeure

Notwithstanding anything in this Agreement to the contrary, the parties hereto shall be excused from their performance obligations hereunder (except for American’s payment obligations), penalties, default, loss, damage, delay, interruption or other irregularities, to the extent primarily delayed by events beyond its control and not caused by its fault or negligence. The affected party shall immediately notify the other of any such event and shall use reasonable efforts to minimize the effects thereof. Upon such event, if there is a material interruption of

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Supplier’s performance of Services which continues for more than two (2) days, American may terminate this Order in accordance with Section 5(d). This shall not negate American’s obligation to pay all fees and charges due under the Agreement for Services performed up until the effective date of termination, provided nothing herein shall preclude, supercede or waive any claim, right or defense of any party hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed in their name and on their behalf effective as of the date first set forth above.

SUPPLIER:		AMERICAN:
TRX FULFILLMENT SERVICES, LLC		AMERICAN AIRLINES, INC.

By:	/s/ Scott Hancock	By:	/s/ John R. MacLean
Scott Hancock, Executive Vice President & General Manager		John R. MacLean, Vice President, Purchasing

Date: 1/27/03		Date: 1/13/03

Attachments:

A.	I – Specifications
B.	II – Pricing Schedule
C.	III – Implementation/Transition Plan & Timetable
D.	IV – Service Levels
E.	V – Reporting
F.	VI – Performance Standards

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

Attachment I

ATTACHMENT I to Exhibit A, for Services Agreement effective as of this 23rd day of December, 2002, between American Airlines, Inc., (“American”) and TRX Fulfillment Services, LLC (“Supplier”).

SPECIFICATIONS

The Supplier will:

(a)	*

(b)	*

(c)	*

(d)	Cause Services to be initiated in accordance with the Implementation/Transition Plan & Timetable (Attachment III).

(e)	Perform Services in accordance with the Service Levels and MAP Standards.

(f)	Supplier will provide Reports, pursuant to Attachment V, and provide access to Supplier’s reporting systems which detail performance metrics for Services outlined in Attachment IV, Service Levels.

(g)	Services shall be provided pursuant to the following parameters and subject to scheduled maintenance as set forth in Attachment IV (all times are CST):

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment I

*

American will either (a) provide or (b) cause to be provided, to the Supplier, the following at American’s expense:

(a)	*

(b)	*

(c)	*

(d)	*

(e)	*

(f)	*

(g)	*

(h)	*

All Services to be provided under the Agreement by Supplier, including, but not by way of limitation, all described in these SPECIFICATIONS, shall be at the cost of Supplier and shall not result in any additional cost or expense to American than is otherwise set forth in the attachments related to pricing. Any newly defined requirements will be set forth in a mutually agreed upon addendum to the agreement.

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment II

ATTACHMENT II to Exhibit A, for Services Agreement effective as of this 23rd day of December, 2002, between American Airlines, Inc., (“American”) and TRX Fulfillment Services, LLC (“Supplier”).

PRICING SCHEDULE

A.	*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment II

B.	TECHNICAL DEVELOPMENT SUPPORT RATES:

*

C.	PRICING ADJUSTMENTS

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment II

D.	TRANSITION/IMPLEMENTATION PERIOD INVOICING

*

E.	If there is enacted any law, regulation, ruling, or any other such mandate of any Government authority having jurisdiction over the subject matter which alters the hours of service, rates of pay, working conditions or costs of performing the Service provided hereunder, American agrees that the above rates will be subject to renegotiation with sixty (60) days advanced written notice to American to take into account these increased costs. If the parties fail to reach agreement on the new rates, either party may terminate the provision of Services upon ninety (90) days advance written notice to the other without liability for termination fees.

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment III

ATTACHMENT III to Exhibit A, for Services Agreement effective as of this 23rd day of December, 2002, between American Airlines, Inc., (“American”) and TRX Fulfillment Services, LLC (“Supplier”).

HIGH LEVEL DELIVERABLES AND TIMELINE

A. High Level Deliverables

AA Deliverables

1. Provide Project Definition Document

2. Provide Application Requirements Document

3. Provide Application Design Document

4. Install 2 Tl circuits for telephone lines

5. Provide 2 Hard copy and 2 ticket printers

6. Conduct Train the Trainer session for Supplier instructors

7. Provide Applications to Supplier

8. Provide access to Applications for specified employees of Supplier as needed for performance of Services

9. Secure Pseudo employee numbers and create EPRs for Supplier employees that will be engaged in the performance of Services

10. Redirect inbound mail to Supplier

11. Transition workload to Supplier via phases as agreed upon

Supplier Deliverables

1. Install 2 Frame Relay data circuits

2. Provide a Training Plan

3. Provide a Testing Plan

4. Provide an Implementation Plan

5. Provide list of employees for EPR creation

6. Conduct training for all employees handling AA workload

7. Secure 9 Post Office Boxes for inbound mail

8. Transition workload via mutually agreed upon phases from American to Supplier

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

Attachment III

B. Transition Timeline

*	Train the Trainer training American Instructors conduct a thorough review of American curriculum with Supplier’s Instructors

*	Installation of Frame Relay circuits Supplier will be responsible for the installation of 2 Frame Relay circuits for data transmit

*	Completion of Applications installation American will provide Applications necessary for Supplier to complete the workload as per the agreement

*	Training begins for Staff, Ticketing and Customer Support Training for all work groups will begin simultaneously. PDS and Staff will be trained separately from ticketing, Deal Team and CSD

*	PDS and Staff training completed

*	Transition of Staff and PDS exception services begins This work will begin transitioning over a 5 day period

*	Ticketing training completed

*	Transition of exception ticketing begins Exception ticketing will be transitioned in stages with electronic workload first and then manual workload over a 5 day period

*	Customer Support training completed

*	Supplier begins handling Deal Team & CSD work

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment IV

ATTACHMENT IV to Exhibit A, for Services Agreement effective as of this 23rd day of December, 2002, between American Airlines, Inc., (“American”) and TRX Fulfillment Services, LLC (“Supplier”).

SERVICE LEVELS

Supplier will provide the Services to American according to the metrics described herein. For the purposes of this Agreement, Paragraphs A (Network Infrastructure Availability) and B (Handling Times) shall be the “Service Levels”. These Service Levels do not cover other services that may be provided by Supplier to American. American shall not have a right to terminate this Agreement due to Supplier’s failure to meet the Service Levels.

A.	Network Infrastructure Availability. *

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment IV

B.	Handling Times. *

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment IV

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment IV

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment IV

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment IV

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment IV

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment IV

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment V

ATTACHMENT V to Exhibit A, for Services Agreement effective as of this 23rd day of December, 2002, between American Airlines, Inc., (“American”) and TRX Fulfillment Services, LLC (“Supplier”).

REPORTING

Supplier will provide, or cause to be provided through their online reporting system, reports that provide the following metrics and data:

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment VI

ATTACHMENT VI to Exhibit A, to Exhibit A, for Services Agreement effective as of this 23rd day of December, 2002, between American Airlines, Inc., (“American”) and TRX Fulfillment Services, LLC (“Supplier”).

Supplier Performance Standards

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

Attachment VI

Purpose

American Airlines seeks to do business with suppliers who will enhance safety, dependability, and service and add value for our customers. The Supplier Performance Measurement tool is designed to foster continuous improvement, provide feedback and serve as an indicator for sourcing decisions and continuation of business relationships. The objective is to attain a high performing supply base.

Scope

Customers of American Airlines demand safe, high quality, on-time service at a reasonable cost. A comprehensive measurement tool has been developed to measure supplier performance and drive continuous improvement to continually provide this level of service to our customers. Key categories of supplier performance evaluation includes metrics that illustrate supplier performance in four key business areas:

•	Delivery

•	Cost

•	Quality

•	Responsiveness

Delivery is defined as a supplier’s ability to provide goods and services that allow American Airlines to meet the operational requirements of an airline and support services. Delivery of the services affects American Airlines’ ability to provide our customers with consistent on-time departures.

Cost is defined as the price and non-price elements that drive the cost of doing business for both American Airlines and our suppliers. Supplier cost improvements are critical for American Airlines to be an industry leader and maintain financial strength as well as assure our suppliers viability in the future.

Quality is measured by customer satisfaction. Quality performance impacts cost, delivery and responsiveness. Suppliers must provide products and services that are capable of continuously meeting or exceeding our customer requirements and expectations. Supplies internal processes must be capable, reliable, repeatable and continuously improving to meet these needs.

Responsiveness is defined as the perception of supplier’s willingness to support American Airlines in continually providing service that delights our customers. American Airlines recognizes the need to align with suppliers who acknowledge and respond to the dynamic needs of all operations in an industry that measures performance in minutes.

Category Weighting

An overall supplier performance score is determined by weighting the four categories and multiplying category weight times category score. We recognize that supplier performance in all four categories is required for American Airlines to achieve success. The weighting is designed with emphasis on the areas that most greatly affect the end product and/or service provided to our customers.

MAP

MAP stands for Minimum Acceptable Performance. MAP is the lowest performance that American Airlines can tolerate without significantly disrupting customer service. The term MAP is used by many businesses to convey customer quality expectations to suppliers. The metric for MAP is not standardized and is determined by the organization to be the most suitable way to measure supplier performance.

At American Airlines, the term MAP is used in the supplier performance measurement process. MAP levels are defined for each of the four categories and also for an index that reflects overall supplier performance. MAP is not a peak performance goal. Goals should represent stretch performance and result in American Airlines and our suppliers providing products and services that exceed our customers’ expectations. The information below defines and explains the differences between Categorical MAP and Overall MAP calculations.

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

Attachment VI

Categorical MAP’S

The categorical MAP levels are expressed as a percentage of points that reflects the lowest performance that American Airlines can tolerate in the areas of cost, delivery, quality and responsiveness without significantly disrupting customer service. The MAP level set for the individual categories is independent of the data that is used to award points. The method used to award points differs for each of the four categories. All suppliers have the opportunity to obtain 100% of points in a given category.

Overall MAP

The overall MAP level is expressed as a percentage of points that reflects the lowest performance that AMR can tolerate cumulatively in the four different supplier performance categories without significantly disrupting customer service. The overall MAP level is a sum of the points awarded in the individual categories and is also independent of the raw data. It is an index that provides the ability to quickly evaluate the overall performance of a supplier.

Corrective Action

Performance that is not meeting designated levels must trigger a mechanism to change that performance. The corrective action process is designed to initiate activities that improve supplier performance when unacceptable performance is identified. The corrective action process is initiated when:

•	Supplier performance in any category is below MAP for any given quarter (if there are no open activities already addressing the same issue)

•	AA has the right to initiate the corrective action process if the Supplier’s performance which does not meet American Airlines expectations, even if the supplier is not in a “below MAP” situation (i.e. scores between *.

Implementation of corrective action is the responsibility of the supplier. American Airlines plays an active part in the performance improvement process to ensure success. Successful deployment of this process is achieved by utilizing cross-functional teams with typical membership to include the Commodity/Contracts Manager, and internal American Airlines customers. Activities that American Airlines is responsible for include the Manager eTDS, Supervisor Vendor Relationship, Quality Control Administrator, Quality Control Coordinator, and Financial Representatives:

•	Formal notification of unsatisfactory performance to the supplier site, including a Supplier response form and directions for completion. Supporting information/data should be included to help the supplier in the identification of probable cause.

•	Formal notification of unsatisfactory performance forwarded to a senior manager in the supplier’s organization

•	Follow-up sessions with suppliers to review action plans. American Airlines will validate that actions are directionally correct.

•	Follow-up sessions to review performance change produced by implementation of the corrective actions

•	Close out reviews with the supplier upon validation that the implemented corrective action has resulted in the required improvement as indicated by supplier performance evaluation.

•	Support in the identification and corrective action process as needed, to ensure timely response

Supplier cross-functional team utilization during resolution is recommended. Upon initiation of the corrective action process a key supplier contact on site must be identified and utilized by American Airlines for the transfer of information. Activities that the supplier is responsible for include:

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment VI

•	Identification of probable cause

•	Response to American Airlines providing corrective action plans, responsible parties and projected improvement time line

•	Implementation of corrective action

•	Provision of information/data supporting the impact of the corrective action

•	Participation in follow-up sessions

Achieving continuous improvement through the corrective action process requires active support and involvement of American Airlines and our suppliers. Corrective actions should always include specific assignees, timelines with target dates and expected results. Resolution of corrective action should include specific follow up plans to assure that the improvement is maintained.

Data

Data utilized for the supplier performance report is generated both internally to American Airlines and supplier operations. To assure timely report distribution, all data (productive hours and number of records worked by department) must be available at American Airlines for integration by quarter end plus seven days. Required supplier data not received by the close date will result in a zero scoring for that element.

Required supplier data and format will be designated by American Airlines prior to the initial reporting period. Utilization of automated systems is key in assuring the timeliness of the report. Electronic information transfer is recommended where feasible. The goal of this process is to minimize data input and redundancy.

Required American Airlines data will be retrieved from internal systems and is the responsibility of American Airlines to assure timeliness and accuracy.

Reviews of American Airlines and supplier data will be performed on a regular basis to assure accuracy. Accurate data is required to provide meaningful metrics and performance tracking mechanisms. It is the supplier’s responsibility to assure that all data forwarded to American Airlines is accurate and can be validated through the review process.

Reporting

Supplier performance evaluation is designed to provide performance feedback to our suppliers on a quarterly basis. The report includes:

•	Supplier performance for the quarter overall

•	Supplier performance for the quarter by category

•	Supplier performance for the quarter by element

•	MAP levels

•	Rolling 13-month performance

•	Corrective Action status

Timely information is critical for suppliers to utilize the performance measurement results. Target time for report distribution is 20 days after quarter end.

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

Attachment VI

Cost Category

The Cost Category is weighted at * of the total Report score. Cost improvements are imperative to remain competitive in the airline industry. Total Cost encompasses price as well as non-price criteria that ultimately drive operational cost for any business. American Airlines has committed to continually measuring and improving the total cost of business and believes that suppliers focusing on cost improvements provide benefits to both parties.

The Cost Category has one Element:

*

The total point score possible in the Cost Category is *. The elements are measured on a percentage point sliding scale. Each weighted element is calculated on a scale of 50 to 100 then multiplied by the weight of that element. Penalties, if any, are calculated as a deduction from the score after the weighted elements have been summed.

Example:

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment VI

Delivery Category

Delivery is weighted at * of the total Report score. On-time delivery performance is necessary to ensure the timely receipt of ticket/itinerary information by American Airlines customers and to prevent unnecessary travel delays related to ticketing. A late delivery of ticket/itinerary may cause additional expenses, revenue losses and re-planning costs to be incurred. Supplier must manage their operation to assure that tickets are delivered in accordance with the service levels defined in the American/TRX Agreement.

The Delivery Category has one Element:

*

The total point score possible in the Delivery Category is *. The element is measured on a percentage point sliding scale. The element is calculated on a scale of 50 to 100 then multiplied by the weight of that element. Penalties, if any, are calculated as a deduction from the score after the weighted elements have been summed.

Example:

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment VI

Quality Category

Quality is weighted at * of the total supplier performance score. Quality is defined as the delivery of a product or service, which meets or exceeds the customer’s expectations for performance and reliability.

The Quality Category has three Elements:

*

The total point score possible in the Quality Category is *. The element is measured on a percentage point sliding scale. The element is calculated on a scale of 50 to 100 then multiplied by the weight of that element. Penalties, if any, are calculated as a deduction from the score after the weighted elements have been summed.

Example:

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment VI

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment VI

Responsiveness Category

Responsiveness is weighted at * of the total Report score. This category captures the internal customer’s perception of supplier performance. The focus is on how American Airlines view’s supplier support in key business areas. Each element of this category is weighted equally at *. Each element will also be evaluated by degree of importance to the customer. The degree of importance will not affect the element scoring, but provides direction for process improvement in this category.

Responsiveness Elements

*

These items are subjective measures of supplier’s responsiveness to these categories versus empirical data.

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment VI

Appendix I

Category and Element Weight Summary

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Attachment VI

APPENDIX II

*

eTDS Exception Services Contract – Exhibit A

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

Exhibit B – Purchase Order Terms and Conditions

This Exhibit B, is an addendum to the Services Agreement effective as of this 23rd day of December, 2002, between American Airlines, Inc. and TRX Fulfillment Services, LLC.

1.	Acceptance. Unless issued pursuant to a written agreement between us and you, this Purchase Order is American Airlines, Inc.’s (herein “we”, “us” or “our”) offer to TRX Fulfillment Services, LLC (herein “you” or “your”) for the purchase of Articles or Services and shall be binding upon your written acknowledgment hereof or your commencement of any performance hereunder. In such event, your acceptance is limited to the terms contained herein. This Order may not be modified except in a writing signed by both Parties. As used herein, “Party” means either you or us and “Parties” means both of you and us.

2.	Pricing. The prices shown herein for the material, equipment or items (“Articles”) or services (“Services”) of the type ordered hereunder shall be complete, and no additional charges may be added without our express written consent, including transportation to the F.O.B. point, packaging, customs, duties, taxes, storage, insurance, boxing and crating expenses or travel and incidental expenses.

3.	Warranty. You warrant that all Articles and Services will: conform to the requirements of this Order and any samples or other descriptions given; be of good quality

4.	Indemnification. EACH PARTY (THE “INDEMNIFYING PARTY”) WILL DEFEND, INDEMNIFY AND HOLD THE OTHER PARTY AND EACH OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (THE “INDEMNIFIED PARTY”) HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, DAMAGES, LOSSES, CLAIMS, FINES, PENALTIES ASSESSMENTS, DEMANDS, ACTIONS SUITS AND JUDGMENTS, INCLUDING ALL FEES, COSTS AND EXPENSES INCIDENTAL THERETO, THAT MAY BE CHARGED TO, ASSERTED AGAINST OR INCURRED BY THE INDEMNIFIED PARTY BY REASON OF ANY CLAIMS, DEMANDS, ACTIONS, JUDGMENTS, SUITS AND OTHER LEGAL ACTIONS BY THIRD PARTIES RESULTING FROM OR ARISING OUT OF THE INDEMNIFYING PARTY’S BREACH OF THIS ORDER EXCEPT TO THE EXTENT RESULTING FROM THE INDEMNIFIED PARTY’S ACTS OR OMISSIONS.

5.

Insurance. You shall maintain (and within five (5) business days of the date of this Order and thereafter annually upon renewal of such policies furnish us with satisfactory evidence of) public liability, product liability, automobile liability, property damage and/or worker’s compensation and employer’s liability and other insurance coverages in accordance with Exhibit A or, if not specified sufficient to cover the transactions contemplated hereby. As specified or otherwise appropriate each policy shall (a) name Us as additional insureds, (b) insure, under the contractual liability sections the specific liabilities assumed by you under this Order, (c) be primary without right of contribution from any insurance carried by Us, (d) waive any and all rights of subrogation the insurer may or could have against Us, and (e) include the insurer’s agreement that your breach of

eTDS Exception Services Contract – Exhibit B

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

any representation set forth in its policy will not invalidate the insurance as to Us. You shall give us not less than fifteen (15) days prior written notice of any potential adverse change in your coverage including but not by way of limitation, cancellation.

6.	Independent Contractor. You are and shall be an independent contractor, and under no circumstances will you or any of your personnel be deemed our agent or employee.

7.	Confidentiality. Each Party (the “Receiving Party”) acknowledges that certain confidential and trade secret information (“Proprietary Information”) of the other Party (the “Disclosing Party”) has been and may be disclosed or furnished hereunder or in connection herewith (including the terms of this Order). The Receiving Party agrees: (a) to hold the Proprietary Information in the strictest confidence, (b) not to, directly or indirectly, copy, reproduce, distribute, manufacture, duplicate, reveal, report, publish, disclose, cause to be disclosed, or otherwise transfer the other’s Proprietary Information to any third party, (c) not to make use of the Proprietary Information other than for the permitted purposes under of this Order, and (d) to disclose the other’s Proprietary Information only to their respective representatives requiring such material for effective performance of this Order and who have undertaken an obligation of confidentiality and limitation of use consistent with this Order. This obligation shall continue as long as allowed under applicable law.

8.	Assignment/Subcontracting. No part of this Order may be assigned or subcontracted by either Party directly or indirectly, without the prior written approval of the other Party.

9.	Compliance with Legal Requirements. The Parties warrant that, in their respective performance of this Order, they shall comply with all applicable federal, state and local laws, rules and regulations applicable thereto.

10.	Limitation of Our Liability/Statute of Limitations. In no event shall either Party be liable for anticipated profits or for special, incidental, consequential, indirect or punitive damages in connection with this Order. Except for our payment obligations hereunder, in no event will either Party’s aggregate liability for any claim of any kind for loss or damage arising out of or in connection with this Order exceed *. Any action resulting from breach of this Order must be commenced within two (2) years after the cause of action has accrued. You, in providing Services and/or Articles pursuant to this Order, will not be responsible or liable for any acts, errors, omissions, losses, injuries, deaths, property damage, accidents, delays, nonperformances, or any other irregularities, or any indirect or consequential damages resulting from third parties selected solely by American or third parties approved by American except for permitted subcontractors.

11.	Setoff. Either Party may set off any amount due from the other Party under this Order (and/or any Agreement entered into by the Parties in conjunction with or related to this Order) against any amount owed by such Party to the other Party under this Order and/or Agreement.

eTDS Exception Services Contract – Exhibit B

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.

*        CONFIDENTIAL TREATMENT REQUESTED

12.	Governing Law. THIS ORDER SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE CONFLICT OF LAW PROVISIONS THEREOF).

13.	Right to Audit. You shall keep complete records and accounts in your standard format from which may be determined the actual cost of Articles or Services provided under this Order and compliance with all other terms and conditions hereof. Such records and accounts shall be open for inspection, examination, audit and copying by us or our designated representative at all reasonable times for up to three (3) years following the expiration or termination of this Order.

14.	Survival. Notwithstanding anything herein to the contrary, Sections 3, 4, 5, 7, 10, 11, 12 and 13 of this Exhibit B, as well as any other sections or portions of this Order that expressly or implied survive expiration or termination, shall survive the expiration or termination of this Order.

15.	Miscellaneous. If any provision of this Order is declared unlawful, invalid or unenforceable by any final administrative, legislative or judicial action, this Order shall be deemed to be amended to conform with the requirements of such action and all other provisions hereof shall remain in full force and effect. Failure or delay by either Party in requiring strict performance of or in enforcing any provision of this Order, nor a Party’s previous waiver or forbearance of any such provision, shall in any way be construed as a waiver or continuing waiver of any provision of this Order. This Order is the entire agreement of the Parties, and shall supersede any prior or contemporaneous oral or written agreements or understandings between the Parties, relating to the subject matter hereof. This Order has been entered into for the sole benefit of you and us, and in no event shall any third party beneficiaries be created thereby.

16.	Monitoring of Work. We shall have the right upon reasonable notice to monitor manufacture of the Articles or performance of the Services in progress. For that purpose, you shall permit our agents or employees to enter your facilities upon reasonable notice when the Articles are being manufactured or when the Services are being performed. You shall impose an identical requirement on any subcontractor permitted hereunder.

17.	Notices. Unless otherwise specified in this Order, all notices, approvals, requests, consents and other communications given pursuant to this Order shall be in writing and shall be deemed to have been duly given when received if hand-delivered, sent by overnight courier or sent by United States certified or registered mail, addressed to the addresses set forth in this Order or to such other addresses as may be subsequently specified by the Parties in writing.

eTDS Exception Services Contract – Exhibit B

AMERICAN AIRLINES, INC. & TRX FULFILLMENT SERVICES, INC.